UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2025

B. RILEY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

310-966-1444

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 6.875% Series A Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYP	Nasdaq Global Market
Depositary Shares, each representing a 1/1000th fractional interest in a 7.375% share of Series B Cumulative Perpetual Preferred Stock	RILYL	Nasdaq Global Market
5.00% Senior Notes due 2026	RILYG	Nasdaq Global Market
5.50% Senior Notes due 2026	RILYK	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
5.25% Senior Notes due 2028	RILYZ	Nasdaq Global Market
6.00% Senior Notes due 2028	RILYT	Nasdaq Global Market

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

B. Riley Financial, Inc., a Delaware corporation (the “Company” or “B. Riley”), B. Riley Advisory Holdings, LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of the Company (the “GR Seller”), and B. Riley Advisory US, Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company (the “Farber Seller” and, together with the GR Seller, the “Sellers”) entered into an equity purchase agreement, dated June 27, 2025 (the “Equity Purchase Agreement”), with Gallop U.S. Acquireco Inc., a Delaware corporation (the “GR Buyer”), and 1001243443 Ontario Inc., an Ontario corporation (the “Farber Buyer” and, together with the GR Buyer, the “Buyers”). The closing (the “Closing”) of the transactions contemplated by the Equity Purchase Agreement (the “Transactions”) occurred on June 27, 2025.

Pursuant to the Equity Purchase Agreement, the GR Seller sold all of the membership interests of its wholly owned subsidiary, GlassRatner Advisory & Capital Group, LLC (d.b.a. B. Riley Advisory Services), a Delaware limited liability company (“GlassRatner”), to the GR Buyer, and the Farber Seller sold all of the shares of its wholly owned subsidiary, B. Riley Farber Advisory Inc., an Ontario corporation (“Farber”), to the Farber Buyer. The aggregate purchase price paid by the Buyers for the interests of GlassRatner and shares of Farber was $117.8 million in immediately available funds. The amount of the purchase price paid at the Closing was based upon estimates of the amount of cash, indebtedness, transaction expenses and working capital of GlassRatner and Farber at the Closing, with such amounts to be adjusted based on a final closing statement to be prepared and delivered by Buyers within 180 days following the date of the Closing. In connection with the Closing, B. Riley Corporate Services, Inc., a Delaware corporation and indirect wholly owned subsidiary of the Company, entered into a Transition Services Agreement with the BR Financial Holdings, LLC and the Farber Buyer pursuant to which it agreed to provide certain services for up to a 6-month period following the Closing, subject to a 3-month extension in certain circumstances.

The foregoing summary of the Equity Purchase Agreement and the Transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Equity Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein to the extent required to be disclosed under this Item 2.01.

Item 7.01 Regulation FD Disclosure.

On June 27, 2025, the Company issued a press release announcing the Closing. A copy of such press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except in the event that the Company expressly states that such information is to be considered filed under the Exchange Act or incorporates it by specific reference in such filing.

Item 8.01  Other Events

On June 30, 2025, the Company entered into a private exchange transaction with an institutional investor (the “Investor”) pursuant to which the Investor exchanged approximately $28 million aggregate principal amount of the Company’s 5.00% Senior Notes due December 2026, 6.00% Senior Notes due January 2028 and 5.25% Senior Notes due August 2028 owned by it (collectively, the “Exchanged Notes”) for $13 million aggregate principal amount of newly-issued 8.00% Senior Secured Second Lien Notes due 2028 (the “New Notes”), whereupon the Exchanged Notes were cancelled. The New Notes were issued pursuant to an Indenture that was previously filed as an exhibit to Company’s Current Report on Form 8-K filed on April 1, 2025.  In connection with the exchange transaction, the Company issued to the Investor warrants to purchase 52,000 shares of the Company’s common stock at an exercise price of $10.00 per share.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2025 and the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2025 and for the years ended December 31, 2024, 2023 and 2022 will be filed at a later date in a Form 8-K/A.

 (d) Exhibits.

Exhibit No.	Description
2.1	Equity Purchase Agreement, dated June 27, 2025 by and among (i) B. Riley Advisory Holdings, LLC, a Delaware limited liability company, (ii) B. Riley Advisory US, Inc., a Delaware corporation, (iii) B. Riley Financial, Inc., a Delaware corporation, (iv) Gallop U.S. Acquireco Inc., a Delaware corporation and (v) 1001243443 Ontario Inc., an Ontario corporation.*

99.1	Press Release dated June 27, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*In accordance with Item 601(a)(5) of Regulation S-K certain exhibits have not been filed. The Company hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B. Riley Financial, Inc.

	By:	/s/ Bryant Riley
	Name:	Bryant Riley
	Title:	Co-Chief Executive Officer

Date: July 3, 2025